UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018

Aspen Aerogels, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36481	04-3559972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Forbes Road, Building B, Northborough, Massachusetts		01532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 691-1111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2018, Aspen Aerogels, Inc. (the “Company”) amended its Amended and Restated Loan and Security Agreement with Silicon Valley Bank (“SVB”), dated as of September 3, 2014, as amended, (the “Loan Agreement”). Pursuant to that certain Eighth Amendment to Amended and Restated Loan and Security Agreement and First Amendment to Preemptive Forbearance and Conditional Waiver Agreement, dated as of November 30, 2018, by and between the Company and SVB (the “Amendment”), the Loan Agreement has been amended to revise the definition of “Borrowing Base” to reduce the Company’s eligible inventory component of the Borrowing Base to $1.5 million until December 15, 2018 and zero dollars thereafter, until such date as the Company’s failure to comply with the financial covenant described below shall be deemed waived, at which point the eligible inventory component of the Borrowing Base shall be increased to $3 million. In addition, the Amendment has amended the Preemptive Forbearance and Conditional Waiver Agreement, dated as of August 30, 2018, by and between the Company and SVB (the “Forbearance Agreement”), to forbear SVB, until January 31, 2019, from exercising certain of its rights and remedies under the Loan Agreement resulting from the Company’s failure to comply with the Adjusted Quick Ratio financial covenant set forth in the Loan Agreement. Such forbearance is conditioned upon, in part, the Company raising not less than $3.25 million of additional capital from the sale of equity or from receipt of not less than $5 million of customer advanced payments during such forbearance period. Upon the meeting of such conditions, the Company’s failure to comply with the financial covenant described above shall be deemed waived. The summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, together with the Forbearance Agreement, copies of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspen Aerogels, Inc.

Date: November 30, 2018	By:	/s/ John F. Fairbanks
	Name:	John F. Fairbanks
	Title:	Vice President, Chief Financial Officer and Treasurer